                                                        EXHIBIT 99.1

                                REVOCABLE PROXY

                              FFY FINANCIAL CORP.
                        ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 15, 2000

     The undersigned hereby appoints the Board of Directors of FFY Financial Corp. (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on November 15, 2000, at The Holiday Inn, located at 7410 South Avenue, Youngstown, Ohio, at 2:00 p.m., local time, and at any and all adjournments and postponements thereof, as follows:



                                                                         FOR     AGAINST    ABSTAIN
                                                                         ---     -------    -------

     I.   The adoption of an Agreement and Plan of Merger                [ ]       [ ]        [ ]
          by and between First Place Financial Corp. and FFY
          Financial Corp., dated May 23, 2000, pursuant to which
          FFY Financial Corp. will merge with and into First
          Place Financial Corp. and each share of FFY Financial
          Corp. common stock will be converted into 1.075 shares
          of First Place Financial Corp. common stock.


                                                                         FOR     WITHHELD
                                                                         ---     --------

     II.  The election as directors of all nominees listed below:        [ ]        [ ]


INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE
             A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW:

              Marie Izzo Cartwright               W. Terry Patrick


                                                                         FOR    AGAINST    ABSTAIN
                                                                         ---     -------    -------


     III. The ratification of the appointment of KPMG LLP as             [ ]       [ ]        [ ]
          independent auditors of the Company for the fiscal
          year ending June 30, 2001.


In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

  The Board of Directors recommends a vote "FOR" each of the listed proposals.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than this proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this proxy). If this proxy is properly revoked as described above, then the power of the Board of Directors to act as attorney or proxy for the undersigned shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of a Notice of the Meeting, a Joint Proxy Statement/Prospectus and the Company's Annual Report to Stockholders for the fiscal year ended June 30, 2000.



                   _________________________________________, 2000



                   -------------------------    -------------------------
                   PRINT NAME OF SHAREHOLDER    PRINT NAME OF SHAREHOLDER


                   -------------------------    -------------------------
                   SIGNATURE OF SHAREHOLDER     SIGNATURE OF SHAREHOLDER


                   Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee, guardian or corporate officer please give your full title. If shares are held jointly, each holder should sign.

                         PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS
                             PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE